UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 21, 2009

TransWorld Benefits International, Inc.
(Exact name of registrant as specified in its charter)

California	000-32673	98-0218912
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No)
of incorporation)

4675 MacArthur Court, Suite 550
Newport Beach, CA 92660
(Address of principal executive offices) (Zip Code)

949-851-7775
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 – Other Events

(a)
In September 2009 TransWorld Benefits International, Inc. acquired an expanding merchant processing business from a related party to the Company.  With this acquisition, the Company has a comprehensive line of loyalty and business solutions for retailers and their employees and customers. Business owners can now look to TransWorld Benefits International, Inc. for  a) merchant processing expertise  b)  turnkey marketing, loyalty, and database management with its patent pending “Red Carpet Alliance” system where retailers attract, retain, and reward customers c) and for employees, the Company offers a prepaid payroll card with industry leading benefits and cost savings.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TransWorld Benefits International, Inc.

By:	/s/ Charles Seven
Charles Seven
President and Chief Executive Officer
Date: September 24, 2009